DEFERRED INCOME	3 Months Ended
Mar. 31, 2026
Notes and other explanatory information [abstract]
DEFERRED INCOME

11. DEFERRED INCOME

At times, the Company may take payment in advance for services to be rendered. These amounts are held and recognized as services are rendered.

	March 31, 2026	December 31, 2025
Deferred, revenue beginning	$209,748	$86,681
Revenue recognized	(65,364)	(90,781)
Unearned revenues received	67,960	223,426
Foreign exchange	1,747	(9,577)
	$214,091	$209,749
Current portion	$176,663	$165,237
Long term portion	37,428	44,512
	$214,091	$209,749

Deferred revenue of $176,663 as of March 31, 2026 is expected to be recognized as revenue within one year. The remaining is related to long-term support and maintenance arrangements and will be recognized according to the terms of these arrangements over the next 1.9 years.